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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 19, 1999



                           PHARMACIA & UPJOHN, INC.
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            (Exact Name of Registrant as Specified in its Charter)


               Delaware                   1-11557                      98-0155411
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(State or Other Jurisdiction of  (Commission File Number)  (IRS Employer Identification No.)
Incorporation or Organization)


                 100 Route 206 North
                 Peapack, New Jersey                             07977
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      (Address of Principal Executive Offices)                 (Zip Code)


                                (888) 768-5501
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             (Registrant's telephone number, including area code)


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


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     ITEM 5.   Other Events.

          As previously reported in a Current Report on Form 8-K filed on December 20, 1999, by Pharmacia & Upjohn, Inc. (the "Company"), on December 19, 1999, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with Monsanto Company, a Delaware corporation ("Monsanto"), and MP Sub, Incorporated, a Delaware corporation and wholly owned subsidiary of Monsanto ("Merger Subsidiary"). Subject to the terms and conditions of the Merger Agreement, the Merger Subsidiary will be merged with and into the Company (with the Company being the surviving corporation) (the "Merger") at the effective time of the Merger, and the Company will become a wholly owned subsidiary of Monsanto. At the effective time of the Merger, the outstanding shares of common stock, $.01 par value per share, of the Company, will be converted into the right to receive 1.19 shares of common stock, par value $2.00 per share, of Monsanto, and the outstanding shares of the Company's Series A Convertible Perpetual Preferred Stock, par value $.01 per share, will be converted into the right to receive one share of a new series of Monsanto convertible preferred stock designated as Series A Convertible Perpetual Preferred Stock.

          In connection with the execution of the Merger Agreement, Monsanto and the Company entered into Stock Option Agreements (the "Stock Option Agreements") pursuant to which (i) Monsanto granted the Company an option (the "Company Option") to purchase up to 14.9% of the outstanding shares of Monsanto Common Stock and (ii) the Company granted Monsanto an option (the "Monsanto Option") to purchase up to 14.9% of the outstanding shares of the Company Common Stock. Each of these options is exercisable in circumstances specified in the Stock Option Agreements.

          A copy of the Merger Agreement is attached hereto as Exhibit 2.1, and copies of the Stock Option Agreements are attached hereto as Exhibits 2.2 and 2.3, each of which is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of such exhibits.

     ITEM 7.   Financial Statements and Exhibits.

          (a)  Financial statements of businesses acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits.

               (2.1) Agreement and Plan of Merger, dated as of December 19, 1999, among Monsanto, Merger Subsidiary and the Company.


                                    1

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               (2.2)  Stock Option Agreement, dated as of December 19, 1999, between Monsanto, as issuer, and the Company, as grantee.

               (2.3) Stock Option Agreement, dated as of December 19, 1999, between the Company, as issuer, and Monsanto, as grantee.



                                       2


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    December 29, 1999

                                            PHARMACIA & UPJOHN, INC.



                                            By: /s/ Don W. Schmitz
                                               ---------------------------------
                                               Name:  Don W. Schmitz
                                               Title: Vice President, Associate
                                                      General Counsel and
                                                      Corporate Secretary



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                                 EXHIBIT INDEX


   Exhibit
      No.         Description
--------------    --------------------------------------------------------------
      2.1         Agreement and Plan of Merger, dated as of December 19, 1999, among Monsanto, Merger Subsidiary and the Company.

      2.2 Stock Option Agreement, dated as of December 19, 1999, between Monsanto, as issuer, and the Company, as grantee.

      2.3 Stock Option Agreement, dated as of December 19, 1999, between the Company, as issuer, and Monsanto, as grantee.